UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 1, 2024
Amalgamated Financial Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40136	85-2757101
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
275 Seventh Avenue, New York, New York 10001
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 895-8988
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AMAL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2024, the Compensation and Human Resources Committee of Amalgamated Financial Corp. (the “Corporation”) granted awards of time-vesting restricted stock units with a value (based upon the closing price of the Corporation’s common stock on April 1, 2024) equal to $750,000 for Priscilla Sims Brown, President and Chief Executive Officer of the Corporation; $125,000 for Jason Darby, Senior Executive Vice President, Chief Financial Officer of the Corporation; and $125,000 for Sam Brown, Senior Executive Vice President, Chief Banking Officer of the Corporation. The awards were granted in accordance with the Corporation’s 2023 Equity Incentive Plan and will vest in equal installments on the first, second and third anniversaries of the grant date. Each of these executive officers also received performance-based restricted stock units (with a target value of $750,000 for Ms. Brown; $125,000 for Mr. Darby; and $125,000 for Mr. Brown) that will cliff vest on the third anniversary of the grant date subject to meeting certain performance criteria.

Upon review of the Company’s performance and individual performances during a year in which the bank industry faced challenging times, the Compensation Committee, in its discretion, believed these special grants were warranted for retentive purposes. The awards are forfeited to the extent that they are not vested if the officer leaves voluntarily or is terminated for cause.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 4, 2024, the Board of Directors of the Corporation approved amendments to the advance notice provisions of the Company’s Bylaws to incorporate the universal proxy regulations under Rule 14a-19 of the Securities Exchange Act of 1934, as amended.

The preceding summary of the amendments to the Company’s Bylaws is qualified in its entirety by reference to the full text of the amended Bylaws attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits The following exhibit index lists the exhibits that are either filed or furnished with this Current Report on Form 8-K:

EXHIBIT INDEX

Exhibit No.	Description
3.1	Bylaws of Amalgamated Financial Corp.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMALGAMATED FINANCIAL CORP.

	By:	/s/ Priscilla Sims Brown
	Name:	Priscilla Sims Brown
	Title:	Chief Executive Officer

Date: April 1, 2024

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